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                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549



                                 FORM 8-K


                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):     August 4, 1995


                        HERSHEY FOODS CORPORATION
          (Exact name of registrant as specified in its charter)


     Delaware                        I-183             23-0691590
(State or other jurisdiction       (Commission       (I.R.S. Employer
 of incorporation)                  File Number)      Identification No.)


     100 Crystal A Drive, Hershey, Pennsylvania           17033
(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:    (717) 534-6799


   Exhibit Index - Page 3








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                   INFORMATION TO BE INCLUDED IN REPORT


Item 5.                      Other Events

   On August 4, 1995, Hershey Foods Corporation (the "Corporation") announced that it had purchased 9,049,773 shares of its Common Stock from Hershey Trust Company, as Trustee under the deed of trust with Milton S. Hershey and Catherine S. Hershey for benefit of Milton Hershey School. The Corporation paid $55.25 per share, or approximately $500 million for the shares.
A copy of the press release dated August 4, 1995 announcing the transaction is incorporated herein by reference and a copy is filed herewith as Exhibit 99.



                                 SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  August 11, 1995




                                  HERSHEY FOODS CORPORATION



                                  By  /s/ William F. Christ

                                     William F. Christ
                                     Senior Vice President and
                                     Chief Financial Officer











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                         Exhibit Index



Exhibit No.         Description


   99               Press Release dated August 4, 1995